                                                                   EXHIBIT 10(a)

                         MONTHLY SERVICER'S CERTIFICATE

                              CONSUMERS FUNDING LLC
                $468,592,000 SECURITIZATION BONDS, SERIES 2001-1

    Pursuant to Section 3.05 of the Servicing Agreement dated as of November
     8, 2001 (the "Consumers Servicing Agreement") between Consumers Energy Company, as Servicer and Consumers Funding LLC, as Issuer, the Servicer
                         does hereby certify as follows:

Capitalized terms used in the Monthly Servicer's Certificate (the "Monthly Certificate") have their respective meanings as set forth in the Servicing Agreement. References herein to certain sections and subsections are references to the respective sections of the Servicing Agreement.

                       Current BILLING MONTH: October 2004

CURRENT BILLING MONTH 10/1/2004 - 10/31/2004          COLLECTION CURVE 100%
---------------------------------------------      -----------------------------
 STANDARD BILLING FOR PRIOR BILLING MONTH

Residential Total Billed                           $108,697,356
Residential SECURITIZATION CHARGE (SC) Billed      $  1,407,793           1.295%

Commercial Total Billed                            $ 80,914,862
Commercial SECURITIZATION CHARGE (SC) Billed       $  1,415,431           1.749%

Industrial Total Billed                            $47,614,875
Industrial SECURITIZATION CHARGE (SC) Billed       $  1,442,181           3.029%

 YTD NET WRITE-OFFS AS A % OF BILLED REVENUE

 Non-Residential Customer Net Write-offs                                  0.130%
 Residential Customer Net Write-offs                                      0.420%
 Total Net Write-offs                                                     0.250%

 AGGREGATE SC COLLECTIONS

TOTAL SC REMITTED FOR BILLING MONTH
Residential Class SC Collected                     $  1,416,882
Commercial Class SC Collected                      $  1,434,585
Industrial Class SC Collected                      $  1,436,191

Total SC Collected                                 $  4,287,658

 Aggregate SC Remittances for October 2004
  BILLING MONTH                                    $  4,287,658
 Aggregate SC Remittances for November 2004
  BILLING MONTH                                    $          0
 Aggregate SC Remittances for December 2004
  BILLING MONTH                                    $          0
 TOTAL CURRENT SC REMITTANCES                      $  4,287,658

CURRENT BILLING MONTH 10/1/2004 - 10/31/2004               COLLECTION CURVE 100%
--------------------------------------------               ---------------------
 CALCULATED SC COLLECTED AMOUNT
 RESIDENTIAL

 A-1 Residential SC Collected                              $1,348,475
 A-3 Residential T.O.D. SC Collected                       $    4,018
 A-4 Alternate Residence SC Collected                      $   35,550
 A-5 Residential Farm/Life Support SC Collected            $   28,839

 TOTAL RESIDENTIAL SC COLLECTED                            $1,416,882

 COMMERCIAL

 B-1 General Primary (041) SC Collected                    $   23,843
 B-General Secondary (010) SC Collected                    $  273,834
 C- General Secondary (011) SC Collected                   $  486,631
 D-General Primary (018) SC Collected                      $  292,575
 F-Primary High Load Factor (032) SC Collected             $   51,754
 GH-General Service Heating (013) SC Collected             $    3,320
 H- Water Heating Service (014) SC Collected               $      665
 L-1 General Energy-Only Street Lighting SC Collected      $    2,181
 L-2 General Service (Cust Owned) St Light SC Collected    $    2,286
 L-3 General Service (Co Owned) St Light SC Collected      $   11,736
 L-4 General Service Outdoor Lighting Commercial
  SC Collected                                             $    1,522
 PS-1 General Secondary Public Pumping SC Collected        $    6,574
 PS-2 General Primary Public Pumping SC Collected          $    9,977
 PS-3 General Optional Primary Public Pumping
  SC Collected                                             $   37,748
 R-1 General Secondary Resale SC Collected                 $       45
 R-2 General Secondary Resale SC Collected                 $    1,031
 R-3 General Primary Resale SC Collected                   $   29,403
 ROA-P Retail Open Access Primary (110) SC Collected       $  132,292
 ROA-S Retail Open Access Secondary Com SC Collected       $   48,048
 SC - Special Contract Commercial SC Collected             $    2,181
 SPEC Grand Rapids Special Contract SC Collected           $    2,496
 UR-General Unmetered SC Collected                         $   14,443

 TOTAL COMMERCIAL SC COLLECTED                             $1,434,585

 INDUSTRIAL

 B-1 General Primary (042) SC Collected                    $   20,328
 B-General Secondary (020) SC Collected                    $   35,986
 C- General Secondary (021) SC Collected                   $   72,724
 CG-Cogeneration/Small Power Production Purchase
  SC Collected                                             $    1,051
 D-General Primary (028) SC Collected                      $  481,398
 F-Primary High Load Factor (033) SC Collected             $   71,515
 GH-General Service Heating (023) SC Collected             $       26
 GMD General Motors SC Collected                           $   61,460
 GMF General Motors SC Collected                           $  119,609
 GMF-1 General Motors SC Collected                         $   14,336
 GMJ-1 General Motors SC Collected                         $    7,737

CURRENT BILLING MONTH  10/1/2004 - 10/31/2004              COLLECTION CURVE 100%
----------------------------------------------             ---------------------
H- Water Heating Service (024) SC Collected                $        0
I-General Primary Interruptible (034) SC Collected         $        0
J-1 General Alternative Electric Metal Melting
 SC Collected                                              $   37,184
J-General Primary Electric Furnace (037) SC Collected      $    6,051
L-4 General Service Outdoor Lighting Industrial
 SC Collected                                              $       93
R-3 General Primary Resale (027) SC Collected              $       64
ROA-P Retail Open Access Primary (111) SC Collected        $  349,938
ROA-S Retail Open Access Secondary Ind SC Collected        $    5,813
SC - Special Contract Industrial SC Collected              $  150,878

TOTAL INDUSTRIAL SC COLLECTED                              $1,436,191

TOTAL SC COLLECTED                                         $4,287,658

Executed as of this 16th day of November 2004.

                                       CONSUMERS ENERGY COMPANY
                                       AS SERVICER

                                         /s/  Glenn P. Barba
                                       -----------------------------------------
                                       Glenn P. Barba, Vice President and
                                       Controller

CC: Consumers Funding LLC
    One Energy Plaza
    Jackson, Mi  49201